Ingersoll Rand

Sanford Bernstein
Strategic Decisions Conference 2007

Safe Harbor

Today’s presentation includes forward
looking statements that involve risks.

Please refer to Form 10Q for the year
ending March 31, 2007 for details on
factors that may influence results.

2

Strong Foundation for the Future

Diversified business portfolio

Industry

Geography

Recurring revenue

Dramatic growth

Operational excellence

Enterprise leverage

Strong balance sheet, cash position and cash generation

Positioned to Deliver Solid

Financial Results in All Economic Cycles

Where We Were

Heavy Machinery

Deep Cyclical

Engineered Products

Product-centric

Match GDP Growth

Change Averse

Low Tech

Disconnected Businesses

Happy to Be Good

Old Ingersoll Rand

Portfolio Transformation 2000 through 2007

Strategic review of prospects for all businesses

Strengthened core businesses

Improved marginal performers

Divested non-core operations ($6.5 Billion revenues)

Pumps

Bearings

Drills

Dresser-Rand

Road Development

Bobcat, Utility and Attachments in process

Made 65 bolt-on acquisitions since 2000 ($3 Billion revenues)

Core Platform to Deliver Consistent Growth

Sale to Volvo Construction AB of Sweden

$1.3 Billion net proceeds

Completed April 30, 2007

Record substantial earnings gain on sale in 2Q

Net cash proceeds $1.05 Billion

Sale of Road Development Business

Reinvesting Cash Proceeds

Exploring Strategic Alternatives for
Bobcat and Construction-Related Businesses

Businesses included

Bobcat: Compact Equipment

Utility Equipment: Portable Power products

Attachments for Construction Equipment

2006 Revenues: $2.6 Billion

Explore alternatives

Sale of businesses

Spin-off to shareholders

Expect to conclude process in second half of 2007

Strategic Repositioning of Ingersoll Rand as a
Diversified Industrial Company

Where We Are Going

Heavy Machinery

Deep Cyclical

Engineered Products

Product-centric

Match GDP Growth

Change Averse

Low Tech

Disconnected Businesses

Diversified Industrial

Balanced Across the Cycle

Commercial Businesses

Customer Focused

Outpacing Market Growth

Change Culture

Innovative, Visionary

Leveraged Enterprise

Working to Be Great

Old Ingersoll Rand

New Ingersoll Rand

Ingersoll Rand Ongoing Business Segments

Three Core Segments.
Club Car Moved to Industrial Technologies

Transport
Refrigeration

Stationary
Refrigeration

Mechanical Security

Electronic and
Biometric
Security

Systems Integration

Access control

Air Systems

Tools and Fluid
Power

Club Car

Bobcat

Utility

Attachments

Climate Control

Technologies

Security

Technologies

Industrial

Technologies

Compact

Equipment

Technologies

Ongoing Segments

Discontinued

A Balanced, Global Growth Portfolio

Diversified Product and Geographic Mix;

Growth in High Potential Markets

Climate Control

Technologies

40%

Security

Technologies

28%

Industrial

Technologies

32%

2006 Pro Forma Revenues Excludes Road
Development, Bobcat, Utility and
Attachments

North America

62%

Europe

23%

Asia

10%

Latin
America

5%

Ingersoll Rand

Club Car

HUSSMANN

Ingersoll Rand

SCHLAGE

THERMO KING

Powerful Market Leading Brands

#1 N. America
lock and door
hardware

#1 Worldwide
golf cars

#1 N. America
remote display
cases

#1 N. American
service provider

#1 Worldwide
transport
refrigeration

#1 or #2 in Major Markets

#1 N. America
air compressors,
air tools

Dramatic Growth ...

Operational Excellence ...

Dual Citizenship ...

by focusing on innovative solutions

for our customers

by pursuing continuous improvement

                                                     in all our operations

by leveraging enterprise-wide strengths

Ingersoll Rand is a global
diversified enterprise with market
leading brands

We are dedicated to driving
Shareholder Value by achieving:

Dramatic Growth

Innovation

Recurring Revenue

Acquisitions

2006 and 2007
Growth Initiatives

Market-Defining Innovations

Innovation Across Our Businesses

Innovation

Net Revenue from Innovation

$ Millions

Over $1.3 Billion in 2006 Revenues from Products
Introduced Over the Last 3 Years

2006

$225

2005

$335

$300

2004

$200

2003

Recurring Revenue

Recurring Revenue More than Doubled Since 2000

$ Millions

21%

% of
Total

2000

$1,190

16%

2001

$1,323

2002

$1,455

2003

$1,705

2005

$2,173

$2,413

2006

2004

$1,908

11% Growth

in 2006

Acquisitions

More than 65 acquisitions since 2000; added more than
$3 billion in revenues

Continuing progress in 2006

ZEKS compressed-air treatment technologies

BOC Edwards low-pressure air business

Geith attachments

Expanding into New Products and Markets

Increase Investments for Growth in 2006 and 2007

New product/new customer development

Expand geographic reach

Channel expansion

Recurring revenue growth

Completed $80 Mil. program in 2006, additional
investment in 2007

Grow 2x GDP in Developed Countries

Grow 20% to 25% in Developing World

Annual Revenues

Demonstrating Growth Across Our Businesses

2004

13.9%

$9,394

2005
12.3%

$10,547

YOY

Growth

2003

8.8%

$8,249

2001

$7,389

$7,583

2002

2.6%

2006

8.2%

$11,409

Target 4-6% Organic Growth

8-12% Overall Growth

Operational Excellence

Reduce costs

Improve processes

Increase efficiency

Institutionalize a continuous-improvement culture

Focus On Reducing Working Capital and CAPEX

A Simple Story; a Complex Effort:

24.7
21.9
18.7
15.2
15.9
15.8
$348
$409
$528
$619
$663
$723

Manufacturing Efficiency Gained from
Restructuring and Operational Excellence

2001     2002      2003      2004     2005     2006

2001     2002      2003      2004     2005     2006

Total Manufacturing Square Feet (Millions)

Revenue Per Square Foot

Doubled Revenues Per Square Foot

Ingersoll Rand

Global Leadership
Customer Value
Innovation
Life Cycle Management
World Class Operations
Strategic Management
Business Operating System

Ingersoll Rand
Inspiring Progress™

Operational Excellence

Expanding Lean Six Sigma

Positive impact on operations

Reduce costs, working capital
and CAPEX

Formalized business operating
system

Continuous improvement

Repeatable results across
business processes

Optimize processes using lean
methods and Six Sigma tools

Significant change to operating
culture

Improved Business Execution

Operating Margin

2001

2002

2003

2004

2005

2006

5.1%

7.6%

9.5%

11.9%

12.9%

12.6%

15% Target

Earnings Per Share
As Reported Continuing Operations Minus Discontinued Legacy Costs

Annual
Change

$.38

$.88

$1.48

$2.28

$2.99

$3.20

2001

2002

130%

2003

68%

2004

54%

2005

31%

2006

7%

12% to 15%

Target Growth

CAGR 53%

14.2%

ROIC

2004

13.0%

2005

14.0%

2003

8.3%

2001

8.6%

9.8%

2002

Improving the Way We Leverage Our Capital

Target 15%

2006

Available Cash Flow

$ Millions

* Excluding restructuring

$850 Million Target for 2007

2001

2002

2003

2004

2005

2006

$618*

$687*

$630

$804

$784

$760

Dividend Growth

Enhancing Shareholder Value

2004

22%

2005

30%

2003

6%

2002

2006

19%

$0.00

$0.05

$0.10

$0.15

$0.20

Per Share of Class A Common Stock

$0.34

$0.36

$0.44

$0.57

$0.68

Quarterly

Amount

YOY

Growth

Share Repurchase - 2006

Completed $2 Billion repurchase first authorized in 2004

Purchased 2.6 Million shares in October 2006

Purchased 51 Million shares since start of program,
reduced outstanding share count by 14%

New repurchase program authorized for $2 Billion in
December 2006

Repurchase increased to $4 Billion in May 2007

Deploying Cash to Create Shareholder Value

Cash Deployment and Investment Priorities

Supplement organic growth

Expect to make value creating
acquisitions in 2007

Will not relax criteria

No unrelated businesses

$4 Billion repurchase authorization

$2 Billion complete by 3Q 2007

Timing of second $2 Billion based on
timing of divestitures and acquisition
opportunities

Increasing R&D and engineering
expenditures

Operational Excellence investments to
reduce costs and increase productivity

Balanced Approach to Cash Deployment

Review dividend in August

Acquisitions

Share buy-back

Internal Investments

Dividends

2002-2006

2002-May 2007

Ingersoll Rand

S&P 500

S&P Industrial

Machinery

103%

26%

74%

Ingersoll Rand

S&P 500

S&P Industrial

Machinery

153%

37%

90%

Total Return to Shareholders

Total Return to Shareholders

2002 to May 2007

44%

68%

91%

91%

132%

142%

153%

191%

P/E Ratio

P/E Below Peer Group

13.9x

15.0x

15.8x

16.4x

16.9x

18.2x

18.6x

19.2x

Price Earnings Ratio Based on
Projected 2007 Earnings

Opportunity Ahead

Diversified business portfolio and lean business model to
dampen impact of market cycles

Deploying cash to generate value for shareholders

Additional purchasing power from sale of businesses

Increased investments for growth and operational excellence

Well positioned to deliver

Consistent profitable growth

Strong cash flow

Successfully Executing Sound Long-term Growth Strategy